                    SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C.

                                   20549


                               ------------

                                 FORM 8-K/A

AMENDMENT NO. 1 TO FORM 8-K FILED ON DECEMBER 15, 1993
                               ------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 13, 1993
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                      TEXAS INSTRUMENTS INCORPORATED
           -----------------------------------------------------
          (Exact name of Registrant as specified in its charter)


             Delaware                          1-3761
     ------------------------           ---------------------
     (State of Incorporation)           (Commission File No.)


                                75-0289970
                    -----------------------------------
                   (I.R.S. Employer Identification No.)


                      13500 North Central Expressway
               P. O. Box 655474, Dallas, Texas        75265
             -------------------------------------------------
            (Address of principal executive offices)(Zip Code)


      Registrant's telephone number, including area code 214-995-2551
      ---------------------------------------------------------------




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     The purpose of this amendment is to correct the title of Richard J.
Agnich, the officer signing the Registrant's Form 8-K filed on December 15, 1993. The correct title of Richard J. Agnich is:
                                             Senior Vice President,
                                             Secretary and
                                             General Counsel.>

                                SIGNATURES
                                ----------

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TEXAS INSTRUMENTS INCORPORATED
                                        By RICHARD J. AGNICH
                                        Senior Vice President, Secretary
                                        and General Counsel




Date:  January  7, 1994